UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2026

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Rio Grande Drive, Suite 200

Castle Rock, CO 80104

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name and former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 1, 2026, the Board of Directors of Riot Platforms, Inc. (the “Company”) adopted an updated and revised Code of Ethics and Business Conduct (the “Code”), effective October 1, 2026. The Code applies to all directors, officers, employees (including temporary employees), contractors, consultants and interns of the Company and its subsidiaries, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The revisions to the Code reflect the Company’s commitment to ethical practices and compliance with laws and regulations.

Among other things, the amendments (i) revise procedures for disclosing and approving conflicts of interest and corporate opportunities; (ii) expand the provisions on protecting Company property and confidential information, including data, digital assets and the use of artificial intelligence; (iii) clarify that nothing in the Code limits a person’s ability to report possible violations of law to, or communicate with, governmental agencies; (iv) consolidate and enhance procedures for reporting and raising concerns, including by describing the types of misconduct that should be reported; (v) revise the provisions on enforcement of the Code and non-retaliation, including the escalation of reported violations and the disciplinary actions that may result from violations of the Code; and (vi) update the procedures for approving waivers of the Code. The amendments also make other technical, administrative and non-substantive changes. The amendments did not result in any waiver, explicit or implicit, of any provision of the Company’s prior code of ethics.

The foregoing description of the amendments to the Code is a summary only and is qualified in its entirety by reference to the full text of the Code, which is filed herewith as Exhibit 14.1 and is incorporated herein by reference. The Code is also available on the Company’s website, https://www.riotplatforms.com, by navigating to the “Governance” tab of the “Investor Relations” page and proceeding to the section entitled “Governance Documents” at https://www.riotplatforms.com/investors/governance-documents/. Information contained on, or accessible through, the Company’s website is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
14.1	Code of Ethics and Business Conduct of Riot Platforms, Inc., effective October 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Jason Chung
Name:	Jason Chung
Title:	Chief Financial Officer

Date: October 7, 2026